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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: SEPTEMBER 7, 2001
                        (Date of earliest event reported)


                               CHEVRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
            DELAWARE                         1-368-2                        94-0890210
  ----------------------------       ------------------------          -------------------
  (State or other jurisdiction       (Commission File Number)             (IRS Employer
       of incorporation)                                               Identification No.)
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                   575 MARKET STREET, SAN FRANCISCO, CA 94105
          -----------------------------------------------------------
          (Address of principal executive offices including Zip Code)

       Registrant's telephone number, including area code: (415) 894-7700


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5. Other Events.

        On September 7, 2001, Chevron Corporation and Texaco Inc. issued a joint press release announcing that the Federal Trade Commission had approved a consent order relating to their proposed merger. The press release and the Decision and Order, are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 7(c). Exhibits.


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
Exhibit 99.1      Joint Press Release dated September 7, 2001.
Exhibit 99.2      Decision and Order of the Federal Trade Commission
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: September 10, 2001

                             CHEVRON CORPORATION


                             /s/ S.J. CROWE
                             ------------------------------------------
                             S.J. Crowe, Vice President and Comptroller
                             (Principal Accounting Officer and Duly Authorized
                             Officer)


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                                  EXHIBIT INDEX


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
Exhibit 99.1      Joint Press Release dated September 7, 2001.
Exhibit 99.2      Decision and Order of the Federal Trade Commission


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